UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 23, 2005

MOSAIC NUTRACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Nevada	0-51434	88-0462298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Spring Valley, Suite 200, Dallas, Texas		75244
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (214) 866-0045

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2005, a special shareholders meeting of Mosaic Nutraceuticals Corp. (the Company”) was held for the purpose of electing a new Board of Directors.  At the special shareholders meeting, the following actions were taken by resolution adopted by the shareholders:

Charles Townsend, John Castleberry and Charles E. Lowe were elected to serve as Directors of the Company; and

Rounsevelle W. Schaum was removed as a Director of the Company and as Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: November 1, 2005	MOSAIC NUTRACEUTICALS CORP.
(Registrant)

	BY:	/s/ CHARLES TOWNSEND
CHARLES TOWNSEND
PRESIDENT AND CHIEF EXECUTIVE OFFICER

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